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P R O X Y                         BYL BANCORP

                         ANNUAL MEETING OF SHAREHOLDERS

                                           , 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders of BYL Bancorp ("BYL") and the accompanying Joint Proxy
Statement/Prospectus dated              , 1998, and revoking any proxy
heretofore given, hereby appoints Robert Ucciferri, John F. Myers, and H. Rhoads Martin, Jr., or any one of them, with full power to act alone, my true and lawful attorney(s), agent(s) and proxy, with full power of substitution, for me and in my name, place and stead to vote and act with respect to all shares of common stock of BYL which the undersigned would be entitled to vote at the
Annual Meeting of Shareholders to be held on              , 1998, at 5:30 p.m.,
in the Main Lobby, Bank of Yorba Linda ("BOYL"), 18206 Imperial Highway, Yorba Linda, California, and at any and all adjournment or adjournments thereof, with all the powers that the undersigned would possess if personally present, as follows:

    1. APPROVAL OF MERGER AGREEMENT. To approve the Agreement and Plan of Reorganization dated January 29, 1998, as amended (the "Agreement"), by and among BYL, BOYL, DNB Financial ("DNBF") and De Anza National Bank ("DANB") whereby DNBF would merge with and into BYL, with BYL surviving the Merger, and DANB will merge with and into BOYL, with BOYL surviving the Bank Merger. Pursuant to the Agreement, each issued and outstanding share of DNBF Common Stock will be converted into the right to receive shares of BYL Common Stock in exchange for shares of DNBF Common Stock. The terms and conditions of the Agreement and the formulas for calculating the number of shares of BYL Common Stock to be issued for each shares of DNBF Common Stock are set forth in the accompanying Joint
       Proxy Statement/Prospectus dated              , 1998. Approval of the
       principal terms of the Agreement requires the affirmative vote of a majority of the outstanding shares of BYL Common Stock.

               / /  FOR           / /  AGAINST           / /  ABSTAIN

    2.  ELECTION OF DIRECTORS.

        To elect for a two (2) year term as directors the nominees set forth below:

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
/ /        FOR all nominees listed below (except as indicated to the contrary below).
/ /        WITHHOLD AUTHORITY to vote for all nominees listed below.
           Leonard O. Lindborg, Barry J. Moore and Brent W. Wahlberg
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           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME IN THE SPACE ABOVE.)
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     3.   OTHER BUSINESS.

    To transact such other business as may properly come before the meeting.

    Execution of this proxy confers authority to vote "FOR" each proposal listed above unless the shareholder directs otherwise. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of the Board of Directors. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners SHOULD sign.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

I/We do / /    or    I/We do not / /    expect to attend the meeting.

                                     Dated:
                      ---------------------------------------------------------,
                                     1998
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                                     (Number of Shares)

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                                             Signature of Shareholder(s)
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                                             Signature of Shareholder(s)